EXHIBIT 99
This Current Report on Form 8-K is being furnished to include supplemental unaudited historical information that was updated as a result of the following:
•Changes in the measure of segment operating performance used by 3M’s chief operating decision maker impacting 3M’s segment reporting.
•Changes to non-GAAP measures - certain amounts adjusted for special items, adjusted free cash flow, adjusted free cash flow conversion, and adjusted EBITDA. The information reflects expanding the extent of special item adjustments to include the sales and estimates of income (including exit costs) and associated activity regarding manufactured PFAS products.

The Company did not operate using the new measure of segment operating performance until the first quarter of 2023 and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2023. Until 3M’s interim financial statements as of and for the quarter ending March 31, 2023 are issued, amounts on the updated basis are not in accordance with U.S. GAAP and, as a result, are considered non-GAAP measures.
The Company is furnishing this information as it believes it is useful to investors to aid in understanding, on a timely basis, the impacts of these changes on historical periods as they prepare to consider 3M’s future results on the updated basis.
As used herein, the term “3M” or “Company” includes 3M Company and its subsidiaries unless the context indicates otherwise. The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act.
Changes in the measure of segment operating performance used by 3M’s chief operating decision maker (CODM)
Note 19 to 3M’s consolidated financial statements in its 2022 Annual Report on Form 10-K describes 3M’s business segments and measure of segment operating performance used by 3M’s CODM.
Effective in the first quarter of 2023, the measure of segment operating performance used by 3M’s CODM changed and, as a result, 3M’s disclosed measure of segment profit/loss (business segment operating income) will be updated for all comparative periods presented. The change to business segment sales and operating income aligns with the update to how the CODM assesses performance and allocates resources for the Company’s business segments. The changes included the following:
Reflecting gains/losses from sale of property, plant and equipment (PPE) and other assets within Corporate and Unallocated Change
3M updated its business segment operating performance measure to reflect all gains/losses from sales of PPE and other assets within Corporate and Unallocated. Previously, certain of these gains/losses were included in 3M’s business segments’ operating performance. In aggregate, for example relative to 2022, this change included ascribing approximately $135 million of gains previously included in the various business segments to Corporate and Unallocated as further reflected in the tables that follow.
Movement of certain businesses between segments
The businesses associated with two groups of products (each with approximately $25 million in sales) were realigned with one moving from the Consumer business segment to the Health Care business segment and the other moving from the Health Care business segment to the Consumer business segment.
Also effective in the first quarter of 2023, the Consumer business re-aligned from four divisions to the following three divisions: Home, Health and Auto Care; Construction and Home Improvement Markets; and Stationery and Office.
The tables below provide additional information with respect to the expected impact of the changes described above on previously reported segment and disaggregated revenue information. 3M discloses business segment operating income as its measure of segment profit/loss, reconciled to both total 3M operating income and income before taxes.

EXHIBIT 99

	Updated Basis (non-GAAP measure)*				Total Year
Net Sales (Millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Previously Reported	Impact of Changes	Updated basis (non-GAAP measure)*
Safety and Industrial
2022	$3,051	$2,924	$2,894	$2,735	$11,604	$—	$11,604
2021	3,099	3,029	3,005	2,848	11,981	—	11,981
2020					10,972	—	10,972
Transportation and Electronics
2022	$2,340	$2,268	$2,239	$2,055	$8,902	$—	$8,902
2021	2,396	2,355	2,327	2,184	9,262	—	9,262
2020					8,406	—	8,406
Health Care
2022	$2,128	$2,179	$2,076	$2,044	$8,421	$6	$8,427
2021	2,071	2,166	2,173	2,191	8,597	4	8,601
2020					7,832	3	7,835
Consumer
2022	$1,309	$1,330	$1,409	$1,244	$5,298	$(6)	$5,292
2021	1,287	1,399	1,434	1,389	5,513	(4)	5,509
2020					4,976	(3)	4,973
Corporate and Unallocated
2022	$1	$1	$1	$1	$4	$—	$4
2021	(2)	1	3	—	2	—	2
2020					(2)	—	(2)
Total Company
2022	$8,829	$8,702	$8,619	$8,079	$34,229	$—	$34,229
2021	8,851	8,950	8,942	8,612	35,355	—	35,355
2020					32,184	—	32,184
*     Amounts reflect first quarter of 2023 changes in measure of segment operating performance as described herein. Until 3M’s interim financial statements as of and for the quarter ending March 31, 2023 are issued, amounts on the updated basis are not in accordance with U.S. GAAP and, as a result, are considered non-GAAP measures.

EXHIBIT 99

	Updated Basis (non-GAAP measure)*				Total Year
Operating Performance (millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Previously Reported	Impact of Changes	Updated basis (non-GAAP measure)*
Safety and Industrial
2022	$627	$(707)	$652	$563	$1,199	$(64)	$1,135
2021	747	661	563	489	2,466	(6)	2,460
2020					2,588	(56)	2,532
Transportation and Electronics
2022	$464	$475	$475	$(441)	$1,012	$(39)	$973
2021	555	506	435	373	1,880	(11)	1,869
2020					1,701	(11)	1,690
Health Care
2022	$445	$492	$450	$412	$1,815	$(16)	$1,799
2021	465	547	508	514	2,037	(3)	2,034
2020					1,662	(1)	1,661
Consumer
2022	$219	$248	$299	$212	$994	$(16)	$978
2021	268	291	310	295	1,162	2	1,164
2020					1,119	(2)	1,117
Total business segment operating income
2022	$1,755	$508	$1,876	$746	$5,020	$(135)	$4,885
2021	2,035	2,005	1,816	1,671	7,545	(18)	7,527
2020					7,070	(70)	7,000
Corporate and Unallocated
2022	$(114)	$(398)	$2,280	$(114)	$1,519	$135	$1,654
2021	(41)	(34)	(28)	(55)	(176)	18	(158)
2020					91	70	161
Total Company operating income
2022	$1,641	$110	$4,156	$632	$6,539	$—	$6,539
2021	1,994	1,971	1,788	1,616	7,369	—	7,369
2020					7,161	—	7,161
Other expense/(income), net
2022					$147	$—	$147
2021					165	—	165
2020					366	—	366
Income before income taxes
2022					$6,392	$—	$6,392
2021					7,204	—	7,204
2020					6,795	—	6,795

EXHIBIT 99

Disaggregated revenue information
	Updated Basis (non-GAAP measure)*
	Year ended December 31,
Net Sales (Millions)	2022	2021	2020
Abrasives	$1,343	$1,296	$1,077
Automotive Aftermarket	1,209	1,164	1,028
Closure and Masking Systems	1,046	1,033	993
Electrical Markets	1,304	1,229	1,093
Industrial Adhesives and Tapes	2,331	2,353	2,000
Personal Safety	3,916	4,470	4,408
Roofing Granules	455	428	389
Other Safety and Industrial	—	8	(16)
Total Safety and Industrial Business Segment	11,604	11,981	10,972

Advanced Materials	1,205	1,200	1,029
Automotive and Aerospace	1,754	1,756	1,522
Commercial Solutions	1,751	1,717	1,486
Electronics	3,359	3,673	3,497
Transportation Safety	833	907	880
Other Transportation and Electronics	—	9	(8)
Total Transportation and Electronics Business Segment	8,902	9,262	8,406

Drug Delivery	—	—	146
Food Safety	244	368	337
Health Information Systems	1,259	1,220	1,140
Medical Solutions	4,581	4,632	4,288
Oral Care	1,327	1,396	1,052
Separation and Purification Sciences	992	984	870
Other Health Care	24	1	2
Total Health Care Business Group	8,427	8,601	7,835

Home, Health and Auto Care	1,655	1,741	1,649
Construction and Home Improvement Markets	2,346	2,465	2,191
Stationery and Office	1,291	1,306	1,132
Other Consumer	—	(3)	1
Total Consumer Business Group	5,292	5,509	4,973

Corporate and Unallocated	4	2	(2)
Total Company	$34,229	$35,355	$32,184

EXHIBIT 99
Changes to Non-GAAP Measures - Certain Amounts Adjusted for Special Items, Adjusted Free Cash Flow, Adjusted Free Cash Flow Conversion, and Adjusted EBITDA
In 2023, 3M is changing certain of its non-GAAP measures by adjusting for the results of manufactured PFAS products in arriving at results, adjusted for special items. In the fourth quarter of 2022, 3M record a charge for PFAS manufacturing exit costs and included it as an adjustment in arriving at results, adjusted for special items. The 2023 non-GAAP measure change involves expanding the extent of adjustment to include the sales and estimates of income (including exit costs) and associated activity regarding manufactured PFAS products that 3M plans to exit by the end of 2025. This change also impacts other non-GAAP measures such as adjusted free cash flow, adjusted free cash flow conversion and adjusted EBITDA to similarly include relevant special item adjustments for manufactured PFAS products.
The discussion and tables below include information with respect to historical amounts adjusted for special items (non-GAAP measures) reflective of the changes in measure of segment operating performance and non-GAAP measures described above.
Certain amounts adjusted for special items - (non-GAAP measures):

	Year ended December 31, 2020
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$2,532	23.1%
Adjustments for special items:
Net costs for significant litigation		205
Total special items		205
Adjusted amounts (non-GAAP measures) (a)		$2,737	25.0%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$8,406	$1,690	20.1%
Adjustments for special items:
Manufactured PFAS products	(1,063)	(108)
Total special items	(1,063)	(108)
Adjusted amounts (non-GAAP measures) (a)	$7,343	$1,582	21.5%
Total Company
Updated basis (non-GAAP measure)*	$32,184	$7,161	22.3%	$6,795	$1,337	19.7%	$5,449	$9.36
Adjustments for special items:
Net costs for significant litigation	—	353		353	136		217	0.37
Manufactured PFAS products	(1,063)	(108)		(108)	(23)		(85)	(0.15)
Gain on business divestitures	—	(389)		(389)	(86)		(303)	(0.52)
Divestiture-related restructuring actions	—	55		55	9		46	0.08
Total special items	(1,063)	(89)		(89)	36		(125)	(0.22)
Adjusted amounts (non-GAAP measures) (a)	$31,121	$7,072	22.7%	$6,706	$1,373	20.5%	$5,324	$9.14

EXHIBIT 99

	Year ended December 31, 2021
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$2,460	20.5%
Adjustments for special items:
Net costs for significant litigation		249
Total special items		249
Adjusted amounts (non-GAAP measures) (a)		$2,709	22.6%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$9,262	$1,869	20.2%
Adjustments for special items:
Manufactured PFAS products	(1,258)	(135)
Total special items	(1,258)	(135)
Adjusted amounts (non-GAAP measures) (a)	$8,004	$1,734	21.7%
Total Company
Updated basis (non-GAAP measure)*	$35,355	$7,369	20.8%	$7,204	$1,285	17.8%	$5,921	$10.12
Adjustments for special items:
Net costs for significant litigation	—	463		$463	$104		$359	0.61
Manufactured PFAS products	(1,258)	(135)		$(135)	$(29)		$(106)	(0.18)
Total special items	(1,258)	328		$328	$75		$253	0.43
Adjusted amounts (non-GAAP measures (a)	$34,097	$7,697	22.6%	$7,532	$1,360	18.1%	$6,174	$10.55

	Year ended December 31, 2022
(Dollars in millions, except per share amounts)	Sales	Sales Change	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share	Earnings per diluted share percent change
Safety and Industrial
Updated basis (non-GAAP measure)*			$1,135	9.8%
Adjustments for special items:
Net costs for significant litigation			1,414
Total special items			1,414
Adjusted amounts (non-GAAP measures) (a)			$2,549	22.0%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$8,902	(3.9)%	$973	10.9%
Adjustments for special items:
Manufactured PFAS products	(1,351)		631
Total special items	(1,351)		631
Adjusted amounts (non-GAAP measures) (a)	$7,551	(5.6)%	$1,604	21.2%
Total Company
Updated basis (non-GAAP measure)*	$34,229	(3.2)%	$6,539	19.1%	$6,392	$612	9.6%	$5,777	10.18	1%
Adjustments for special items:
Net costs for significant litigation	—		2,291		2,291	476		1,815	3.20
Manufactured PFAS products	(1,351)		631		631	121		510	0.90
Gain on business divestitures	—		(2,724)		(2,724)	(39)		(2,685)	(4.73)
Divestiture-related restructuring actions	—		41		41	9		32	0.05
Divestiture costs	—		60		60	13		47	0.08
Russia exit charges	—		109		109	(2)		111	0.20
Total special items	(1,351)		408		408	578		(170)	(0.30)
Adjusted amounts (non-GAAP measures) (a)	$32,878	(3.6)%	$6,947	21.1%	$6,800	$1,190	17.5%	$5,607	$9.88	(6)%

EXHIBIT 99

	Three months ended March 31, 2021
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$747	24.1%
Adjustments for special items:
Net costs for significant litigation		65
Total special items		65
Adjusted amounts (non-GAAP measures) (a)		$812	26.2%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,396	$555	23.2%
Adjustments for special items:
Manufactured PFAS products	(331)	(34)
Total special items	(331)	(34)
Adjusted amounts (non-GAAP measures) (a)	$2,065	$521	25.3%
Total Company
Updated basis (non-GAAP measure)*	$8,851	$1,994	22.5%	$1,945	$319	16.4%	$1,624	2.77
Adjustments for special items:
Net costs for significant litigation	—	135		135	32		103	0.18
Manufactured PFAS products	(331)	(34)		(34)	(8)		(26)	(0.05)
Total special items	(331)	101		101	24		77	0.13
Adjusted amounts (non-GAAP measures) (a)	$8,520	$2,095	24.6%	$2,046	$343	16.8%	$1,701	$2.90

	Three months ended March 31, 2022
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$627	20.6%
Adjustments for special items:
Net costs for significant litigation		63
Total special items		63
Adjusted amounts (non-GAAP measures) (a)		$690	22.6%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,340	$464	19.8%
Adjustments for special items:
Manufactured PFAS products	(320)	(16)
Total special items	(320)	(16)
Adjusted amounts (non-GAAP measures) (a)	$2,020	$448	22.2%
Total Company
Updated basis (non-GAAP measure)*	$8,829	$1,641	18.6%	$1,603	$302	18.8%	$1,299	2.26
Adjustments for special items:
Net costs for significant litigation	—	250		250	25		225	0.39
Manufactured PFAS products	(320)	(16)		(16)	(4)		(12)	(0.02)
Total special items	(320)	234		234	21		213	0.37
Adjusted amounts (non-GAAP measures) (a)	$8,509	$1,875	22.0%	$1,837	$323	17.5%	$1,512	$2.63

EXHIBIT 99

	Three months ended June 30, 2021
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$661	21.8%
Adjustments for special items:
Net costs for significant litigation		52
Total special items		52
Adjusted amounts (non-GAAP measures) (a)		$713	23.6%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,355	$506	21.5%
Adjustments for special items:
Manufactured PFAS products	(323)	(44)
Total special items	(323)	(44)
Adjusted amounts (non-GAAP measures) (a)	$2,032	$462	22.7%
Total Company
Updated basis (non-GAAP measure)*	$8,950	$1,971	22.0%	$1,938	$415	21.5%	$1,524	$2.59
Adjustments for special items:
Net costs for significant litigation	—	127		127	30		97	0.16
Manufactured PFAS products	(323)	(44)		(44)	(10)		(34)	(0.05)
Total special items	(323)	83		83	20		63	0.11
Adjusted amounts (non-GAAP measures) (a)	$8,627	$2,054	23.8%	$2,021	$435	21.6%	$1,587	$2.70

	Three months ended June 30, 2022
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$(707)	(24.2)%
Adjustments for special items:
Net costs for significant litigation		1,337
Total special items		1,337
Adjusted amounts (non-GAAP measures) (a)		$630	21.5%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,268	$475	21.0%
Adjustments for special items:
Manufactured PFAS products	(318)	(20)
Total special items	(318)	(20)
Adjusted amounts (non-GAAP measures) (a)	$1,950	$455	23.4%
Total Company
Updated basis (non-GAAP measure)*	$8,702	$110	1.3%	$60	$(23)	(38.3)%	$78	$0.14
Adjustments for special items:
Net costs for significant litigation	—	1,716		1,716	374		1,342	2.34
Manufactured PFAS products	(318)	(20)		(20)	(6)		(14)	(0.03)
Total special items	(318)	1,696		1,696	368		1,328	2.31
Adjusted amounts (non-GAAP measures) (a)	$8,384	$1,806	21.6%	$1,756	$345	19.8%	$1,406	$2.45

EXHIBIT 99

	Three months ended September 30, 2021
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$563	18.7%
Adjustments for special items:
Net costs for significant litigation		60
Total special items		60
Adjusted amounts (non-GAAP measures) (a)		$623	20.7%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,327	$435	18.7%
Adjustments for special items:
Manufactured PFAS products	(321)	(49)
Total special items	(321)	(49)
Adjusted amounts (non-GAAP measures) (a)	$2,006	$386	19.2%
Total Company
Updated basis (non-GAAP measure)*	$8,942	$1,788	20.0%	$1,757	$324	18.4%	$1,434	2.45
Adjustments for special items:
Net costs for significant litigation	—	97		97	18		79	0.13
Manufactured PFAS products	(321)	(49)		(49)	(11)		(38)	(0.06)
Total special items	(321)	48		48	7		41	0.07
Adjusted amounts (non-GAAP measures) (a)	$8,621	$1,836	21.3%	$1,805	$331	18.4%	$1,475	$2.52

	Three months ended September 30, 2022
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$652	22.5%
Adjustments for special items:
Net costs for significant litigation		21
Total special items		21
Adjusted amounts (non-GAAP measures) (a)		$673	23.2%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,239	$475	21.2%
Adjustments for special items:
Manufactured PFAS products	(350)	(65)
Total special items	(350)	(65)
Adjusted amounts (non-GAAP measures) (a)	$1,889	$410	21.7%
Total Company
Updated basis (non-GAAP measure)*	$8,619	$4,156	48.2%	$4,132	$271	6.6%	$3,859	6.77
Adjustments for special items:
Net costs for significant litigation	—	267		267	57		210	0.37
Manufactured PFAS products	(350)	(65)		(65)	(16)		(49)	(0.09)
Gain on business divestitures	—	(2,724)		(2,724)	(39)		(2,685)	(4.71)
Divestiture-related restructuring actions	—	41		41	9		32	0.05
Divestiture costs	—	6		6	2		4	0.01
Russia exit charges	—	109		109	(2)		111	0.20
Total special items	(350)	(2,366)		(2,366)	11		(2,377)	(4.17)
Adjusted amounts (non-GAAP measures) (a)	$8,269	$1,790	21.6%	$1,766	$282	15.9%	$1,482	$2.60

EXHIBIT 99

	Three months ended December 31, 2021
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$489	17.2%
Adjustments for special items:
Net costs for significant litigation		72
Total special items		72
Adjusted amounts (non-GAAP measures) (a)		$561	19.7%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,184	$373	17.1%
Adjustments for special items:
Manufactured PFAS products	(283)	(8)
Total special items	(283)	(8)
Adjusted amounts (non-GAAP measures) (a)	$1,901	$365	19.2%
Total Company
Updated basis (non-GAAP measure)*	$8,612	$1,616	18.8%	$1,564	$227	14.5%	$1,339	2.31
Adjustments for special items:
Net costs for significant litigation	—	104		104	24		80	0.14
Manufactured PFAS products	(283)	(8)		(8)	—		(8)	(0.02)
Total special items	(283)	96		96	24		72	0.12
Adjusted amounts (non-GAAP measures (a)	$8,329	$1,712	20.5%	$1,660	$251	15.0%	$1,411	$2.43

	Three months December 31, 2022
(Dollars in millions, except per share amounts)	Sales	Operating Income	Operating Income Margin	Income Before Taxes	Provision for Income Taxes	Effective tax rate	Net Income Attributable to 3M	Earnings per Diluted Share
Safety and Industrial
Updated basis (non-GAAP measure)*		$563	20.6%
Adjustments for special items:
Net costs for significant litigation		(7)
Total special items		(7)
Adjusted amounts (non-GAAP measures) (a)		$556	20.4%
Transportation and Electronics
Updated basis (non-GAAP measure)*	$2,055	$(441)	(21.4)%
Adjustments for special items:
Manufactured PFAS products	(363)	732
Total special items	(363)	732
Adjusted amounts (non-GAAP measures) (a)	$1,692	$291	17.1%
Total Company
Updated basis (non-GAAP measure)*	$8,079	$632	7.8%	$597	$62	10.5%	$541	0.98
Adjustments for special items:
Net costs for significant litigation	—	58		58	20		38	0.07
Manufactured PFAS products	(363)	732		732	147		585	1.05
Divestiture costs	—	54		54	11		43	0.08
Total special items	(363)	844		844	178		666	1.20
Adjusted amounts (non-GAAP measures) (a)	$7,716	$1,476	19.1%	$1,441	$240	16.6%	$1,207	$2.18

EXHIBIT 99

	Year ended December 31, 2022
Sales Change (b)	Organic sales	Acquisitions	Divestitures	Translation	Total sales change
Total Company	1.2%	—%	(0.5)%	(3.9)%	(3.2)%
Remove manufactured PFAS products impact	(0.4)	—	—	—	(0.4)
Adjusted total Company (non-GAAP measures) (a)	0.8%	—%	(0.5)%	(3.9)%	(3.6)%

Transportation and Electronics	1.2%	—%	(0.5)%	(4.6)%	(3.9)%
Remove manufactured PFAS products impact	(2.2)	—	—	0.5	(1.7)
Adjusted Transportation and Electronics (non-GAAP measures) (a)	(1.0)%	—%	(0.5)%	(4.1)%	(5.6)%
(a)     In addition to reporting financial results in accordance with U.S. GAAP, 3M also provides non-GAAP measures that adjust for the impacts of special items. Special items for the periods presented include the items described in the section entitled “Description of Special Items”. Net sales (and sales change), operating income, segment operating income, operating income margin, income before taxes, provision for income taxes, effective tax rate, net income, and earnings per share are all measures for which 3M provides the reported GAAP measure and a measure adjusted for special items. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company considers these non-GAAP measures in evaluating and managing its operations. The Company believes that discussion of results adjusted for special items is useful to investors in understanding underlying business performance, while also providing additional transparency to the special items. The determination of these items may not be comparable to similarly titled measures used by other companies.
(b)     Total sales change is calculated based on reported sales results. The components of sales change include organic local-currency sales, acquisitions, divestitures, and translation. Organic local-currency sales include both organic volume impacts (which excludes acquisition and divestiture impacts) and selling price changes. Acquisition and divestiture impacts are measured separately for the first 12 months post-transaction.

EXHIBIT 99
Adjusted free cash flow and adjusted free cash flow conversion (non-GAAP measures):

Year ended December 31,
Major GAAP Cash Flow Categories (dollars in millions)	2022
Net cash provided by (used in) operating activities	$5,591
Net cash provided by (used in) investing activities	(1,046)
Net cash provided by (used in) financing activities	(5,350)

Adjusted Free Cash Flow (non-GAAP measure) (dollars in millions)	Year ended December 31,
2022
Net cash provided by (used in) operating activities	$5,591
Adjustments for special items:
Net costs for significant litigation after-tax payment impacts	716
Divestiture costs after-tax payment impacts	8
Divestiture gains - closing cost after tax payment impacts	27
Divestiture-related restructuring after-tax payment impacts	28
Russia exit charges after-tax payment impacts	2
TCJA transition tax payment	68
Manufactured PFAS products impact	(36)
Total adjustments for special items	813
Adjusted net cash provided by (used in) operating activities (c)	6,404
Purchases of property, plant and equipment (PPE)	(1,749)
Manufactured PFAS products impact — removing related purchases of PPE	175
Adjusted free cash flow (c)	$4,830

Adjusted net income attributable to 3M (a)	$5,607
Adjusted free cash flow conversion (c)	86%
(c)     Adjusted net cash provided by (used in) operating activities, adjusted free cash flow and adjusted free cash flow conversion are not defined under U.S. GAAP. Therefore, they should not be considered a substitute for income or cash flow data prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines adjusted net cash provided by (used in) operating activities as net cash provided by operating activities, adjusted for special items. The Company defines adjusted free cash flow as adjusted net cash provided by (used in) operating activities less purchases of property, plant and equipment (PPE) adjusted for the estimated impact of such purchases associated with manufactured PFAS products activity. Cash payments associated with special items in the determination of adjusted net cash provided by (used in) operating activities are reflected net of applicable tax using the U.S. statutory corporate tax rate during the period of payment. It should not be inferred that the entire adjusted free cash flow amount is available for discretionary expenditures. The Company defines adjusted free cash flow conversion as adjusted free cash flow divided by net income attributable to 3M, adjusted for special items. Special items for the periods presented include the items described in the section entitled “Description of Special Items”. The Company believes adjusted net cash provided by (used in) operating activities, adjusted free cash flow and adjusted free cash flow conversion all are meaningful to investors as they are useful measures of performance and the Company uses these measures as an indication of the strength of the Company and its ability to generate cash.

EXHIBIT 99
Adjusted EBITDA and adjusted EBITDA margin (non-GAAP measures):

	Year ended December 31,
Adjusted EBITDA (non-GAAP measure) (dollars in millions)	2022	2021
Adjusted net sales (a)	$32,878	$34,097

Net income attributable to 3M	5,777	5,921
Add/(subtract):
Net income/(loss) attributable to noncontrolling interest	14	8
(Income)/loss from unconsolidated subsidiaries, net of taxes	(11)	(10)
Provision for income taxes	612	1,285
Other expense/(income):
Interest (income)/expense	395	462
Pension & OPEB non-service cost (benefit)	(248)	(297)
Depreciation and amortization (DA) expense	1,831	1,915
Adjustments for special items:
Net costs for significant litigation	2,291	463
Manufactured PFAS products impact:
Remove manufactured PFAS products operating (income) loss	631	(135)
Subtract PFAS-related amount include in DA above	(68)	(56)
Gain on business divestitures	(2,724)	—
Divestiture-related restructuring actions	41	—
Divestiture costs	60	—
Russia exit charges	109	—
Total special items	340	272
Adjusted EBITDA (d)	$8,710	$9,556
Adjusted EBITDA margin (d)	26.5%	28.0%
(d)     Adjusted EBITDA and adjusted EBITDA margin are not defined under U.S. GAAP. Therefore, adjusted EBITDA and adjusted EBITDA margin should not be considered a substitute for other measures prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines adjusted EBITDA as net income attributable to 3M, adjusted for net income/(loss) attributable to noncontrolling interest, (income)/loss from unconsolidated subsidiaries, provision for income taxes, other expense/(income), depreciation and amortization expense, and special items. The Company defines adjusted EBITDA margin as adjusted EBITDA divided by net sales, adjusted for special items. Special items for the periods presented include the items described in the section entitled “Description of Special Items”. The Company considers these non-GAAP measures in evaluating and managing the Company’s operations. The Company believes adjusted EBITDA and adjusted EBITDA margin are meaningful to investors as they provide useful analyses of ongoing underlying operating trends.
Description of Special Items:
In addition to reporting financial results in accordance with U.S. GAAP, the Company also provides various non-GAAP measures that incorporate adjustments for the impacts of special items. Special items incorporated in the preparation of these non-GAAP measures for the periods presented include the items described below. These items align with those included in the section “Supplemental Financial Information — Non-GAAP Measures, Description of Special Items” within the Form 8-K dated January 24, 2023 which is largely repeated below, with the exception of the expansion of the extent of adjustment relative to PFAS manufactured products to include the sales and estimates of income (including exit costs) and associated activity regarding manufactured PFAS products that 3M plans to exit by the end of 2025.
Net costs for significant litigation:
•These relate to 3M's respirator mask/asbestos, PFAS-related other environmental, and Combat Arms Earplugs matters. Net costs include the impacts of changes in accrued liabilities, external legal fees, and insurance recoveries, along with the associated tax impacts. Prior to initiating voluntary chapter 11 bankruptcy proceedings in July 2022, net costs related to Combat Arms Earplugs and Aearo-respirator mask/asbestos matters along with non-Aearo respirator mask/asbestos matters were reflected as special items in the Safety and Industrial business segment. During the bankruptcy period, net costs related to Combat Arms Earplugs and Aearo-respirator mask/asbestos matters are reflected as corporate special items in Corporate and Unallocated. In 2022, 3M made payments of approximately $907 million related to net costs for significant litigation.

EXHIBIT 99
Divestiture costs:
•These include costs related to separating and divesting substantially an entire business segment of 3M following public announcement of its intended divestiture. In the 2022, 3M made payments of approximately $11 million associated with divestiture costs.
Gain/loss on sale of businesses divestitures:
•In 2022, 3M recorded a pre-tax gain of $2.7 billion ($2.7 billion after tax) related to the split-off and combination of its Food Safety business with Neogen Corporation. In 2022, 3M made payments of approximately $34 million related to closing costs of the transaction that were part of the determination of the gain thereon.
Divestiture-related restructuring actions:
•In the third quarter of 2022, following the split-off of the Food Safety business, management approved and committed to undertake certain restructuring actions addressing corporate functional costs across 3M in relation to the magnitude of amounts previously allocated to the divested business. In 2022, 3M made payments of approximately $34 million and associated with divestiture-related restructuring actions.
Russia exit charges:
•In 2022, 3M recorded a charge primarily related to impairment of net assets in Russia in connection with management’s committed exit and disposal plan. In 2022, 3M made payments of approximately $3 million related to Russia exit charges.
Enactment/measurement period adjustments related to the Tax Cuts and Jobs Act (TCJA)
•In 2022, 3M made payments of approximately $68 million related to the transition tax expense incurred as a result of the 2017 enactment of the TCJA.
Manufactured PFAS products:
•These amounts relate to sales and estimates of income and associated activity regarding manufactured PFAS products that 3M plans to exit by the end of 2025 included within the Transportation and Electronics business segment. Estimated income does not contemplate impacts on non-operating items such as net interest income/expense and the non-service cost components portion of defined benefit plan net periodic benefit costs. Relative to the impact of the activity of manufactured PFAS products on cash provided by (used in) operating activities, amounts are based on estimates of associated income, depreciation/amortization, and certain changes in working capital.